XYLEM INC. INVESTOR PRESENTATION OPPENHEIMER 9 TH ANNUAL INDUSTRIAL GROWTH CONFERENCE Exhibit 99.1

XYLEM PROPRIETARY / CONFIDENTIAL
FORWARD-LOOKING STATEMENTS

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation in 2011, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements.  The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

INVESTMENT HIGHLIGHTS

XYLEM PROPRIETARY / CONFIDENTIAL

•
Focused Pure Water Play
•
Leading Market Positions
•
Fortress Brands & World Class
Distribution
•
Diverse Geographic & End
Market Exposure
•
Large Installed Base Drives
Recurring Revenue
•
Strong Financial Position &
Cash Flow Generation
$3.8B
WHY SHOULD YOU INVEST IN XYLEM?
STRONG FOUNDATION & FUNDAMENTALS WITH OPPORTUNITY TO OUTPERFORM

XYLEM PROPRIETARY / CONFIDENTIAL
SPECIALIZED BREADTH IN THE WATER CYCLE

•
Global Water Industry: $500B
• Public Utilities
• Design & Build Firms
• Equipment & Service Providers
•
Industry Consists of Two Sectors
• Water & Waste Water
Infrastructure
• To Serve End Users
•
Xylem’s SAM: $35B
• Technology Intensive & High
Value Equipment
• Critical Applications
• Knowledge-Based Services
•
Long-Term Growth Driven by
Macro Trends & Growing Water
Challenges
UNIQUELY POSITIONED TO SOLVE THE WORLD’S GROWING WATER CHALLENGES

XYLEM PROPRIETARY / CONFIDENTIAL
JOURNEY FROM A PORTFOLIO OF
BUSINESSES TO A SOLUTION PORTFOLIO
6
MULTITRODE
*
* Zenon is a registered trademark of GE
EVOLUTION TO A LEADING GLOBAL WATER TECHNOLGY PROVIDER

GLOBAL BUSINESS OVERVIEW

XYLEM PROPRIETARY / CONFIDENTIAL
GLOBAL MARKET PRESENCE

REVENUE BY GEOGRAPHY
(2013 Revenue)
GLOBAL SCALE & LOCAL PRESENCE PROVIDE A COMPETITIVE ADVANTAGE
•
360+ Global Locations
•
50 Emerging Market Sales & Service Centers
•
11 Emerging Market Production Facilities
•
Reaching Customers in More Than 150 Countries
A Growing Emerging Market
Presence … Today ~20%
United States
Europe
Asia Pac
Rest of World
38%
36%
12%
14%

XYLEM PROPRIETARY / CONFIDENTIAL
DIVERSE CUSTOMER BASE

REVENUE BY END MARKET
(2013 Revenue)
UNDERSTANDING & ANTICIPATING OUR CUSTOMERS NEEDS
Industrial 45%
Public Utility 34%
Commercial 11%
Residential 7%
Agriculture 3%

XYLEM PROPRIETARY / CONFIDENTIAL
FOCUSED ON KEY GROWTH END MARKETS

LEADING POSITIONS & ATTRACTIVE LONG-TERM GROWTH OPPORTUNITIES
•
Strong Brands
•
Diverse Market Applications
INDUSTRIAL ($1.7B) PUBLIC UTILITY ($1.3B) COMMERCIAL ($400M)
(2013 Revenue)
•
Market Leading Positions
•
Large Installed Base
•
LT Growth Opportunities
•
Market Leading Positions
•
Large Installed Base
•
LT Growth Opportunities
• US & Europe Pent-Up
Demand
• Emerging Market
Infrastructure
Development
• Steady Growth from
Maintenance & Repair
Business
• New Product Launches
• Demand for Energy
Efficient Solutions
• Regulatory Standards
• Emerging Market Key
Account Strategy
• Light Industrial
• Energy
• Mining
• Construction
• Food & Beverage
• Marine
• Underserved Markets
• Adjacent Mkt Expansion
•
LT Growth Opportunities

XYLEM PROPRIETARY / CONFIDENTIAL
SERVING CRITICAL NEEDS

GLOBAL LEADER IN WATER APPLICATION SOLUTIONS
REVENUE BY APPLICATION
(2013 Revenue)
Water Infrastructure Includes Transport, Treatment and Test Applications … Which Are
Integrated into the Most Critical Water Infrastructure Systems for Both Public Utility and
Large Industrial Customers
Applied Water Includes Building Services, Industrial Water and Irrigation Applications
… Which Are Key Elements Systems for Commercial, Residential, Industrial and Ag
Customers
Transport 47%
Treatment 8%
Test 8%
Building Svcs 18%
Industrial Water 16%
Irrigation 3%

XYLEM PROPRIETARY / CONFIDENTIAL
HISTORICAL XYLEM PERFORMANCE
OM%:   10.8%        10.8%       12.6% 12.7%       12.9%        11.8%
OPPORTUNITY TO ACCELERATE GROWTH AND IMPROVE OPERATING PERFORMANCE
$M
$M
12
REVENUE
OPERATING INCOME & MARGIN*
* See appendix for non-GAAP reconciliations
GM%:   34.7%        36.4%       37.9% 38.4%       39.6%        39.1%
$M
GROSS PROFIT & MARGIN
2008 2009 2010 2011 2012 2013
3,291
2,849
3,202
3,803
3,791
3,837
2008 2009 2010 2011 2012 2013
1,141
1,037
1,214
1,461
1,502
1,499
2008 2009 2010 2011 2012 2013
356
307
403
482
489
451
‘08-’13 Revenue up 17%; 3% CAGR
•
New Product Development
•
Emerging Market Growth
•
Analytics and Dewatering Platforms
100 Bps Operating Margin Expansion
•
Pricing Improvements; Lean & Global Sourcing
•
Deployed ~$100M in Restructuring
•
Includes $33M Stand-Alone Costs
•
2013 impacted by lower Public Utility CAPEX
spending and weak European market conditions
-13%            12%          19% 1%
Organic*:                            -9%              3%            7% -1%
Growth:
0%
0%

XYLEM PROPRIETARY / CONFIDENTIAL
HISTORICAL XYLEM PERFORMANCE
* See appendix for non-GAAP reconciliations
Margin %:   12.9%        13.6%       15.7% 16.7%       17.1%        16.2%
$M
EBITDA*
Reinvest %:   1.2x 1.2x 1.5x 1.4x      1.2x 1.3%
Ratio
$M
CAPEX
$M
R&D
% of :   1.9% 2.2% 2.3% 2.6%       2.8%        2.7%
Revenue
STRONG CASH GENERATION FUNDS CONTINUED GROWTH INVESTMENT
2008 2009 2010 2011 2012 2013
425
387
504
637
649 622
2008 2009 2010 2011 2012 2013
64
63
74
100
106 104
2008 2009 2010 2011 2012 2013
67
62
94
126
112
126
Strong Operating Cash Flow Generation
Generate, Reinvest, Grow
• EBITDA Up 47% Since 2008; 8% CAGR
• Better Price Execution
• Increase in Portfolio Profitability
• Improved Productivity
• Increasing R&D Investment
• Capex Reinvestment Ratio >1

XYLEM PROPRIETARY / CONFIDENTIAL
STRONG FINANCIAL POSITION
BALANCED CAPITAL DEPLOYMENT TO ENHANCE SHAREHOLDER RETURNS
14
* See appendix for non-GAAP reconciliations
CAPITAL SUMMARY
March 31, 2014
Cash 466
Debt
1,243
Net Debt 777
Shareholders’ Equity 2,229
Net Capital 3,006
Net Debt to Net Capital 26%
Liquidity and Cash Management
•
Access to Revolver and Commercial Paper
for Short-Term Liquidity Requirements
•
No Debt Maturities Until 2016 & 2021
Pension & OPEB
• Status: 103% (Funded Plans); 67% (Overall)
CAPITAL DEPLOYMENT STRATEGY
Return Capital to Shareholders
Invest in Organic Growth Initiatives
Inorganic Growth Investments
•
Differentiated Product Development
•
Maintenance & Investment Capex
•
Dividends
•
Share Repurchase Programs
•
Acquire Bolt-on and Close-to-Core
Companies
•
Strategic & Financial Filters Drive Disciplined
Approach
•
Proven Track Record

REVIEW OF
1Q EARNINGS PERFORMANCE
& 2014 OUTLOOK
Note: Forward Looking information presented on slides
17 & 18 were as of April 29, 2014. Please review the
Forward Looking Statements on slide 2, and note that the
Company undertakes no obligation to publicly update or
revise any forward-looking statements, whether as a
result of new information, future events or otherwise,
except as required by law.

XYLEM PROPRIETARY / CONFIDENTIAL

BUSINESS UPDATE
SOLID 1ST QUARTER PERFORMANCE ... ON TRACK TO DELIVER 2014
* See appendix for non-GAAP reconciliations
Highlights
1st Quarter Financial Summary
Strong finish to the 1 Quarter … March performance offset slow start
Emerging Markets off to fast start, Europe slowly recovering
Volume & cost actions drive significant Op Margin expansion & Earnings growth
Operating improvements on track to deliver full year savings
Orders of $993M up 3% … Ending Backlog $793M, 2014 Shippable Backlog up 6%
Revenue of $906M up 3%, with growth in both segments
Operating
Margin*
of 10.4%, up 150 bps; strong incremental margin performance
Earnings Per
Share*
$0.34 up 26%
Free Cash Flow* usage $3M … Seasonality and Working Capital investment st

XYLEM PROPRIETARY / CONFIDENTIAL

2014 GROWTH PROFILE (As of April 29, 2014)
Industrial
Public Utility
• Emerging Market infrastructure
investment; Slow Capex recovery in
U.S./Europe
• Opex stable in US & Europe
(34% of ’13 Revenue)
Commercial
• Emerging Market growth & new product
launches
• Weak U.S. institutional bldg mkt; Europe
slow to recover
(11% of ’13 Revenue)
Agriculture
• Tough year-over-year comparison
following strong 2012 & 2013
performance
(3% of ’13 Revenue)
Residential
• Cold winter subsides in U.S.; U.S. housing
recovery moderates; Europe stabilizes
• Tough 2Q comp (2Q’13 U.S. +18% vs. PY)
(7% of ’13 Revenue)
Up Low
Single Digit
Up Low
Single Digit
Up Low
Single Digit
Up Low
Single Digit
Flat to Up
Low Single
Digit
Xylem 2014
Organic Growth
• Improving global Capex environment
• Driving market share gains
• Mining headwinds continue
(45% of ’13 Revenue)
STABLE MARKET CONDITIONS … EXPECTATIONS REMAIN UNCHANGED

XYLEM PROPRIETARY / CONFIDENTIAL

(Dollars, In Millions, except EPS)
REVENUE
* See appendix for non-GAAP reconciliations
OPERATING INCOME* EPS*
2014 XYLEM OUTLOOK
(As of April 29, 2014)
$3,900 to $3,980
$490 to $525
$1.85 to $2.00
Op
Margin
FREE CASH FLOW*
Higher Income, Working Cap
Improvement, and Lower Capex
Spend
ROIC
~11%
DIVIDENDS/SHARE
REPURCHASES
~225
Targeting 100 Bps Improvement
Expected 10% Annual Dividend
Increase, ~$130M for Share
Repurchases
3,837
451
1.67
198
154
10.0%
2013 2014
2013 2014
2013 2014
2013 2014E
2013 2014
2013 2014
11.8% 12.6% to 13.2%
~310-345
COST FOCUS EXPECTED TO DRIVE SOLID EARNINGS GROWTH …
MARKET RECOVERY FUELS UPSIDE

CLOSING SUMMARY

XYLEM PROPRIETARY / CONFIDENTIAL

HOW WILL XYLEM IMPROVE PERFORMANCE?
The Xylem Management System
(“XMS”) defines how we create
value.
It integrates our key strategic
operating processes to drive
superior growth and operational
excellence, efficient capital
deployment, and strong,
consistent leadership
TOP PRIORITIES
FOCUSED ON EXECUTION & DRIVING ACCOUNTABILITY
Accelerate Revenue Growth
Improve Operating Cost Position
Embed Continuous Improvement Tools
Optimize Integrated Front End
•
Invest & Implement Global CRM Tool •
Differentiated Product Innovation
Emerging Market Expansion
•
•
Expand Global Sourcing Capabilities
Manage General & Administrative Costs
Drive Lean Six Sigma More Consistently,
Deeper and Across the Entire Organization
•
•
•
Rebalance Portfolio & Product Investments
•
REIGNITE “XMS”

XYLEM PROPRIETARY / CONFIDENTIAL 21

APPENDIX

XYLEM PROPRIETARY / CONFIDENTIAL
WATER INFRASTRUCTURE
Market Size: $20B
2013 Revenues: $2.5B
2013 Op Margin*: 13.1%
APPLIED WATER
Market Size: $15B
2013 Revenues: $1.4B
2013 Op Margin*: 12.7%
23
SEGMENT OVERVIEW
64%
36%
Segment Split
(3
rd
Party Revenue)
UNIQUE PORTFOLIO PROVIDES FOR
INNOVATIVE SOLUTIONS
BROAD PRODUCT PORTFOLIO BACKED
BY APPLICATION EXPERTISE
* See appendix for non-GAAP reconciliations
• World’s Largest Waste Water Pump
&  Dewatering Services Provider
• Broad Portfolio of Filtration,
Biological and Disinfection
Technologies
• Industry-Leading Water &
Environment Analytics Platform
• Leading Global Provider of a Broad
Range of Energy-Efficient Solutions
with a Large & Diverse Customer Base
• U.S. Leader in Building Services
Equipment & Solutions
• U.S. Leader in Industrial Water
Technologies

XYLEM PROPRIETARY / CONFIDENTIAL
Herford, Germany;
Brown Deer, WI;
Zelienople, PA
24
WATER INFRASTRUCTURE
SEGMENT OVERVIEW
Market Size:
2013 Revenues:
Key Products
& Services:
2013 Revenues
by Geography:
Key Facilities:
Key Brands:
$11B
$1,812M
$5B
$329M
$4B
$298M
Water & Waste Water Pumps
Dewatering  (Sales & Rentals)
Aftermarket Parts & Services
Biological
U.V. and Ozone Disinfection
Filtration
Analytical Instrumentation,
Doppler and Level Measurement,
Water Quality and Environmental
Monitoring Systems
Emmaboda, Sweden;
Baroda, India; Shenyang, China;
Bridgeport, NJ
Yellow Springs, OH;
Weilheim, Germany;
Bergen, Norway
U.S.
Europe
Asia Pacific
Other
26%
U.S.
Europe
Asia Pacific
Other
U.S.
Europe
Asia Pacific
Other
10%
17%
47%
30%
41%
13%
16%
27%
43%
21%
9%
TRANSPORT TREATMENT
TEST

XYLEM PROPRIETARY / CONFIDENTIAL
WATER INFRASTRUCTURE
Growth: -10% 17%           25% 0%           1%
Organic*: -4% 2% 7%            0%          -2%
OM%: 13.0%        14.7% 14.9%       14.9%       15.1% 13.1%
‘08-’13 Revenue up 35%; 6% CAGR
•
Resilient Through the Downturn
•
Growth Driven by Acquisitions,
Emerging Markets & Product
Launches
•
Public Utility CAPEX Slowdown
•
European Crisis
Recent Market Conditions Negatively
Impacted Operating Margins
•
Operating Productivity Funds
Incremental Strategic Investments
•
Decline in Dewatering related to
Fracking along with weak Public
Utility CAPEX and European market
conditions impacted 2013
$M
$M
25
REVENUE
OPERATING INCOME & MARGIN*
HIGHLIGHTS
* See appendix for non-GAAP reconciliations
2008 2009 2010 2011 2012 2013
1,824
1,651
1,930
2,416
2,425
2,457
2008 2009 2010 2011 2012 2013
237
242
288
359
365
323
LEVERAGE & RECENT COST REDUCTION ACTIONS ACCELRATE LONG-TERM GROWTH

XYLEM PROPRIETARY / CONFIDENTIAL

APPLIED WATER SYSTEMS
SEGMENT OVERVIEW
Market Size:
2013 Revenues:
Key Products
& Services:
2013 Revenues
by Geography:
Key Facilities:
Key Brands:
$9B
$696M
$4B
$600M
HVAC Pumps, Valves & Heat
Exchangers, Drives & Controls,
Waste Water Pumps, Pressure
Boosters, Fire Protection
Auburn, NY; Buffalo, NY; Cegled, Hungary; Chihuahua, Mexico; Dallas, TX; Hoddesdon, UK; Montecchio, Italy;
Morton Grove, IL; Nanjing, China; Stockerau, Austria; Strzelin, Poland; Wolverhampton, UK
Pumps & Pumping Systems
Heat Exchangers, Drives & Controls
Membrane Filtration
Fire Protection
$2B
$102M
Groundwater & Surface Pumps
Packaged Systems, Drives &
Controls
BUILDING SERVICES
INDUSTRIAL WATER
IRRIGATION
58%
16%
10%
16%
U.S.
Europe
Asia Pacific
Other
45%
37%
9%
9%
U.S.
Europe
Asia Pacific
Other
52%
33%
1%
14%
U.S.
Europe
Asia Pacific
Other

APPLIED WATER
Growth:            -18% 6% 9%            -1%            1%
Organic*:
OM%: 11.8%        9.9% 12.1%       12.0%        12.4%      12.7%
STRONG OPERATING PERFORMANCE DESPITE CHALLENGED MARKETS
‘08-’13 Revenue Down 5%
•
Residential & Commercial Building
Decline
•
Growth Driven By New Product
Launches
– Energy-Efficient Solutions
– Emerging Markets Penetration
Strong Operating Performance
•
Margin Expansion Driven by Customer
& Operational Excellence Initiatives
•
Continued to Fund Future Growth
Investments
$M
$M
27
REVENUE
OPERATING INCOME & MARGIN*
* See appendix for non-GAAP reconciliations
HIGHLIGHTS
2008 2009 2010 2011 2012 2013
180
124
161
173
177
183
2008 2009 2010 2011 2012 2013
1,527
1,254
1,327
1,444
1,424 1,444
-15% 6% 7% 1% 0%

XYLEM PROPRIETARY / CONFIDENTIAL
ACQUISITION SCORECARD
Completed
On Track
Not Achieved
28
Laing $30 2009
Nova $384 2010
Godwin $585 2010
OI $25 2010
YSI $310 2011
Through
2012
MJK $13 2012
$29 2012
PIMS $57 2013
MultiTrode $26 2013
Acquisition
Invested
$M
Year
Completed
Strategic
Fit
Gross
Margin
Accretive
Risk Adj.
Cost of
Capital
Mid-
Teens
ROIC
Cash
Return
7-9 Years
EPS
Accretive
After Yr 1
Added
~200 Bps
Added
~$0.45
IRR >
Heartland

2014 FINANCIAL GUIDANCE SUMMARY
Q1 2014 EARNINGS RELEASE * Excluding Restructuring & Realignment costs, and special tax items
2014 Full Year Growth
Revenue Total Growth Organic FX/Acquisition
Xylem Consolidated $3,900 to $3,980 2% to 4% 1% to 3% 1%
Water Infrastructure $2,500 to $2,540 2% to 4% 2% to 3% 1%
Applied Water $1,470 to $1,490 2% to 3% 1% to 2% 1%
Segment Margin * 14.1% to 14.6% +90 bps to +140 bps
Operating Margin * 12.6% to 13.2% +80 bps to +140 bps
EPS *  $1.85 to $2.00 Up 11% to 20%
Free Cash Flow Conversion ~100%
Guidance Assumptions:
Operating Tax Rate * ~21% Unchanged from 2013
Share Count ~185M Q2: 185.5; ~$130M for Share Repurchases in 2014
Restructuring &
Realignment Costs
~$40 to $50 ‘14 Rest. Savings ~$15M; Realignment Cost $10-$15
Financial Outlook 2014E vs. 2013
SOLID START TO 2014 … AFFIRMING FULL YEAR GUIDANCE
(Dollars In Millions, Except per Share Data)

XYLEM PROPRIETARY / CONFIDENTIAL

NON-GAAP MEASURES
“Organic revenue" and "Organic orders” defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations,
“Constant currency” defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA” defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. “Adjusted EBITDA” reflects the adjustment to EBITDA to exclude non-recurring restructuring and realignment costs.
“Adjusted Operating Income", "Adjusted Segment Operating Income", and “Adjusted EPS” defined as operating income and earnings per share,
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others. In addition, we consider certain measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Realignment costs”                                        defined as non-recurring costs not included in restructuring costs that are incurred as part of actions taken to reposition our business, including items such as professional fees, relocation, travel and other costs.
adjusted to exclude non-recurring restructuring and realignment costs and tax-related special items.
adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
intercompany transactions, and contributions from acquisitions and divestitures.  Divestitures include sales of portions of our business that did not meet the criteria for classification  as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.
The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.

XYLEM PROPRIETARY / CONFIDENTIAL

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (F - C) / A
Change % Change Change % Change
Revenue Revenue CY v. PY CY v. PY FX Contribution Eliminations Adj. CY v. PY Adj. CY v. PY
Current Year Prior Year
Year Ended December 31, 2013
Xylem Inc. 3,837                 3,791                 46                        1% (82)                      (3)                         -                            (39)                            -1% 1%
Water infrastructure 2,457                 2,425                 32                        1% (82)                      4                          -                            (46)                            -2% 1%
Applied Water 1,444                 1,424                 20                        1% -                      (9)                         (6)                              5                                0% 0%
Year Ended December 31, 2012
Xylem Inc. 3,791                 3,803                 (12)                      0% (94)                      108                      -                            2                                0% 3%
Water infrastructure 2,425                 2,416                 9                          0% (94)                      80                        (1)                              (6)                              0% 4%
Applied Water 1,424                 1,444                 (20)                      -1% -                      32                        (3)                              9                                1% 1%
Year Ended December 31, 2011
Xylem Inc. 3,803                 3,202                 601                      19% (264)                    (111)                    -                            226                           7% 15%
Water Infrastructure 2,416                 1,930                 486                      25% (264)                    (87)                      2                                137                           7% 21%
Applied Water 1,444                 1,327                 117                      9% -                      (28)                      (1)                              88                             7% 7%
Year Ended December 31, 2010
Xylem Inc. 3,202                 2,849                 353                      12% (263)                    6                          -                            96                             3% 13%
Water infrastructure 1,930                 1,651                 279                      17% (247)                    (8)                         -                            24                             1% 16%
Applied Water 1,327                 1,254                 73                        6% (16)                      15                        -                            72                             6% 7%
Year Ended December 31, 2009
Xylem Inc. 2,849                 3,291                 (442)                    -13% (7)                         158                      -                            (291)                         -9% -9%
Water infrastructure 1,651                 1,824                 (173)                    -9% -                      109                      (1)                              (65)                            -4% -4%
Applied Water 1,254                 1,527                 (273)                    -18% (7)                         53                        -                            (227)                         -15% -14%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

XYLEM PROPRIETARY / CONFIDENTIAL

2008 2009 2010 2011 2012 2013
Revenue 3,291 2,849 3,202 3,803 3,791 3,837
Operating Income 315 276 388 395 443 363
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.7% 9.5%
Restructuring & Realignment 41 31 15 - 24 64
Separation Costs* - - - 87 22 -
Special Charges - - - - - 24
Adjusted Operating Income 356 307 403 482 489 451
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.9% 11.8%
Standalone Costs - - - 5 28 -
Adj. Operating Income, excl. Standalone Costs 356 307 403 487 517 451
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6% 11.8%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)
* 2013 separation costs are not excluded from adjusted operating income.

XYLEM PROPRIETARY / CONFIDENTIAL

2013 2012 2011 2010 2009 2008
Total Revenue
• Total Xylem 3,837   3,791      3,803   3,202        2,849        3,291
• Water Infrastructure 2,457   2,425      2,416   1,930        1,651        1,824
• Applied Water 1,444   1,424      1,444   1,327        1,254        1,527
Operating Income
• Total Xylem 363       443          395       388           276 315
• Water Infrastructure 271       342          343       276           227 220
• Applied Water 167       170          160       158           109 162
Operating Margin
• Total Xylem 9.5% 11.7% 10.4% 12.1% 9.7% 9.6%
• Water Infrastructure 11.0% 14.1% 14.2% 14.3% 13.7% 12.1%
• Applied Water 11.6% 11.9% 11.1% 11.9% 8.7% 10.6%
Separation Costs
• Total Xylem -       22            87         -            -            -
• Water Infrastructure -       4              16         -            -            -
• Applied Water -       2              13         -            -            -
Special Charges
• Total Xylem 24         -        -            -            -
• Water Infrastructure 4           -        -            -            -
• Applied Water -       -        -            -            -
Restructuring & Realignment Costs
• Total Xylem 64         24            -        15 31 41
• Water Infrastructure 48         19            -        12 15 17
• Applied Water 16         5              -        3 15 18
Adjusted Operating Income*
• Total Xylem 451       489          482       403           307           356
• Water Infrastructure 323       365          359       288           242           237
• Applied Water 183       177          173       161           124           180
Adjusted Operating Margin*
• Total Xylem 11.8% 12.9% 12.7% 12.6% 10.8% 10.8%
• Water Infrastructure 13.1% 15.1% 14.9% 14.9% 14.7% 13.0%
• Applied Water 12.7% 12.4% 12.0% 12.1% 9.9% 11.8%
*Adjusted Operating Income excludes non-recurring separation, restructuring & realignment costs
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

2013 2012 2011 2010 2009 2008
Net Cash - Operating Activities 324                       396                       449                   395               370                 408
Capital Expenditures (126)                      (112)                      (126)                 (94)                (62)                   (67)
Free Cash Flow, including separation costs 198                       284                       323                   301               308                 341
Cash Paid for Separation Costs (incl. Capex) -                        28                          65                      -                -                   -
Free Cash Flow, excluding separation costs* 198                       312                       388                   301               308                 341
Net Income 228 297 279 329 263 224
Separation Costs, net of tax (incl. tax friction) -                        16 72 0 0 0
Net Income, excluding separation costs* 228 313 351 329 263 224
Free Cash Flow Conversion 87% 100% 111% 91% 117% 152%
* Separation costs are not excluded in 2013
Year Ended
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

2008 2009 2010 2011 2012 2013
Net Income 224 263 329 279 297 228
Separation Costs, Net of Tax* - - - 72 16 -
Restructuring & Realignment, Net of Tax 28 22 11 - 17 46
Special Charges, Net of Tax - - - - - 23
Adjusted Net Income before Special Tax Items 252 285 340 351 330 297
Special Tax Items - (61) (43) 7 - 14
Adjusted Net Income 252 224 297 358 330 311
Diluted Earnings per Share $1.22 $1.42 $1.78 $1.50 $1.59 $1.22
Separation Costs per Share* $0.00 $0.00 $0.00 $0.39 $0.09 $0.00
Restructuring & Realignment Costs per Share $0.14 $0.11 $0.06 $0.00 $0.09 $0.25
Special Charges per Share - - - - - $0.13
Adjusted Diluted EPS before Special Tax Items $1.36 $1.53 $1.84 $1.89 $1.77 $1.60
Special Tax Items per Share $0.00 ($0.32) ($0.23) $0.04 $0.00 $0.07
Adjusted Diluted EPS $1.36 $1.21 $1.61 $1.93 $1.77 $1.67
* Separation costs are not excluded in 2013
Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
($ Millions, except per share amounts)

XYLEM PROPRIETARY / CONFIDENTIAL

2008 2009 2010 2011 2012 2013
Pre-Tax Income 312                      277                      388                           383                           388                           298
Interest Expense (Income), net -                           -                           -                            17                              51                              52
Depreciation and Amortization 72                        79                        101                           137                           142                           149
Stock Compensation -                      -                           -                            13                              22                              27
EBITDA 384                      356                      489                           550                           603                           526
Separation Costs* -                      -                      -                            87                              22                              64
Restructuring & Realignment 41                        31                        15                              -                            24                              32
Adjusted EBITDA 425                      387                      504                           637                           649                           622
Revenue 3,291                 2,849                 3,202                        3,803                        3,791                        3,837
Adjusted EBITDA Margin 12.9% 13.6% 15.7% 16.7% 17.1% 16.2%
* Separation costs are not excluded in 2013
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (F - C) / A
Change % Change Change % Change
Revenue Revenue 2014 v. 2013 2014 v. 2013 FX Contribution Eliminations Adj. 2014 v. 2013 Adj. 2014 v. 2013
2014 2013
Quarter Ended March 31
Xylem Inc. 906 879 27 3% (5) 4 - 26 3% 4%
Water infrastructure 568 551 17 3% (5) 7 1 20 4% 5%
Applied Water 355 345 10 3% - (3) (1) 6 2% 2%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)
Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (F - C) / A
Change % Change Change % Change
Orders Orders 2014 v. 2013 2014 v. 2013 FX Contribution Eliminations Adj. 2014 v. 2013 Adj. 2014 v. 2013
2014 2013
Quarter Ended March 31
Xylem Inc. 993 962 31 3% (7) 3 - 27 3% 4%
Water infrastructure 619 601 18 3% (7) 6 2 19 3% 4%
Applied Water 394 378 16 4% - (4) (3) 9 2% 2%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Order Growth
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

XYLEM PROPRIETARY / CONFIDENTIAL

Q1
2014 2013
Total Revenue
• Total Xylem 906 879
• Water Infrastructure 568 551
• Applied Water 355 345
Operating Income
• Total Xylem 76 66
• Water Infrastructure 46 42
• Applied Water 41 40
Operating Margin
• Total Xylem 8.4% 7.5%
• Water Infrastructure 8.1% 7.6%
• Applied Water 11.5% 11.6%
Restructuring & Realignment Costs
• Total Xylem 18 12
• Water Infrastructure 12 10
• Applied Water 6 2
Adjusted Operating Income*
• Total Xylem 94 78
• Water Infrastructure 58 52
• Applied Water 47 42
Adjusted Operating Margin*
• Total Xylem 10.4% 8.9%
• Water Infrastructure 10.2% 9.4%
• Applied Water 13.2% 12.2%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)
*Adjusted Operating Income excludes restructuring & realignment costs.

XYLEM PROPRIETARY / CONFIDENTIAL

Q1 2013 Q1 2014
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 879 879 906 906
Operating Income 66 12 a 78 76 18 a 94
Operating Margin 7.5% 8.9% 8.4% 10.4%
Interest Expense (13) (13) (14) (14)
Other Non-Operating Income (Expense) (2) (2) (1) (1)
Income before Taxes 51 12 63 61 18 79
Provision for Income Taxes (10) (3) b (13) (12) (4) b (16)
Net Income 41 9 50 49 14 63
Diluted Shares 186.4 186.4 185.8 185.8
Diluted EPS 0.22 $              0.05 $               0.27 $               0.27 $              0.07 $               0.34 $
a Restructuring & realignment costs
b Net tax impact of restructuring & realignment costs and special tax items
Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
($ Millions, except per share amounts)
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XYLEM PROPRIETARY / CONFIDENTIAL

2014 2013
Net Cash - Operating Activities 22 $                      20 $
Capital Expenditures (25)                        (30)
Free Cash Flow (3) $                       (10) $
Net Income 49 $                      41 $
Free Cash Flow Conversion -6% -24%
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)
Three Months Ended
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XYLEM PROPRIETARY / CONFIDENTIAL

NYSE: XYL
Phil De Sousa, Investor Relations Officer
(914) 323-5930
Dawn Powell, Investor Relations Coordinator
(914) 323-5931
http://investors.xyleminc.com
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